UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2011

Thanksgiving Coffee Company, Inc.

(Exact name of registrant as specified in charter)

California	033-96070-LA	94-2823626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 S. Harbor Dr., Fort Bragg, CA	95437
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (707) 964-0118

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders of Thanksgiving Coffee Company, Inc. (the “Company”) held on January 14, 2011, the shareholders elected each of the Company’s nominees for director and ratified the appointment of Schumacher & Associates as the Company’s independent registered public accounting firm for 2010. All directors will hold office until the next annual meeting of shareholders and until their successors have been elected and qualified.

The final voting results are as follows:

1. Election of Directors

	For	Against	Abstentions
Paul Katzeff	983,311	0	450

Joan Katzeff	983,311	0	450

Nicholas Hoskyns	983,311	0	450

Sam Kraynek	983,761	0	0

2. Ratification of the appointment of Schumacher & Associates as the Company’s independent registered public accounting firm for 2010

For	Against	Abstentions
983,761	0	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Thanksgiving Coffee Company, Inc.

Date: January 19, 2011	By:	/s/ Sam Kraynek
Sam Kraynek
Chief Executive Officer and Chief Financial Officer